UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22369

Western Asset Mortgage Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eight Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.                             REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

June 30, 2012

Semi-Annual
Report

Western Asset Mortgage Defined Opportunity Fund Inc.
(DMO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Mortgage Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	IV

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Statement of cash flows	17

Financial highlights	18

Notes to financial statements	19

Additional shareholder information	32

Dividend reinvestment plan	33

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Mortgage Defined Opportunity Fund Inc. for the six-month reporting period ended June 30, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

The Fund invests in a diverse portfolio of mortgage-backed securities (“MBS”) directly, and indirectly through a separate investment in a public-private investment fund (the “Master Fund”) formed in connection with the Legacy Securities Public-Private Investment Program established by the U.S. Department of the Treasury (the “Treasury”). At June 30, 2012, approximately 32% of the Fund’s total investments was invested in the Master Fund.

On July 17, 2012, the Fund announced that Western Asset Management Company (“Western Asset”), the Master Fund’s investment adviser and the Fund’s subadviser, had advised the Fund that the Master Fund’s investment period, which could have extended to November 5, 2012, had been ended effective July 15, 2012 and that an orderly winding up of the Master Fund would be undertaken, all pursuant to an agreement with the Treasury. Western Asset advised the Fund that it would continue to seek to maximize the value of the Master Fund’s assets, begin to return capital to investors, manage dispositions prudently, and plan and implement an ultimate winding up of the Master Fund.

Accordingly, the Fund will receive distributions from the Master Fund as assets pay down, mature, and are disposed of over time which will in turn be invested directly in MBS in accordance with the Fund’s investment objectives. The Fund also anticipates utilizing direct borrowing to replace the implicit leverage it had as an investor in the Master Fund to effect its direct purchases of MBS. There can be no assurance that the terms of any future borrowings under any credit facility will be similar to or more attractive than the terms of the loans from the Treasury to the Master Fund. For additional information,

Western Asset Mortgage Defined Opportunity Fund Inc.	III

please contact the Fund at 1-888-777-0102 or consult the Fund’s web site at www.lmcef.com.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 27, 2012

IV	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended June 30, 2012, albeit at an uneven pace. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The preliminary estimate for GDP growth in the second quarter was 1.5%. Moderating growth was partially due to weaker consumer spending, which rose 1.5% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined over the next four months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May and was unchanged in June. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 5.4% on a seasonally adjusted basis in June 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $189,400 in June 2012, up 7.9% from June 2011. This marked the fourth consecutive month that home prices rose from a year earlier, the first such occurrence since February through May 2006. In addition, the inventory of unsold homes fell 3.2% in June versus the previous month.

The manufacturing sector, a relative pillar of strength since the end of the Great Recession, weakened during the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in December 2011 it had a reading of 53.9 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Activity in the manufacturing sector fluctuated during the first half of the period and was 54.8 in April, its highest reading since June 2011. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. In addition, whereas thirteen of the eighteen industries in the PMI grew in May, only seven expanded in June.

Western Asset Mortgage Defined Opportunity Fund Inc.	V

Market review

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.25% and 1.89%, respectively. With the economy initially gathering some momentum, Treasury yields moved higher during the first half of the period. Two-year Treasury yields rose as high as 0.41% on March 20, 2012 and ten-year Treasuries peaked at 2.39% around the same time. Yields then fell in late March, as well as in April, May and early June, given renewed fears over the European sovereign debt crisis. On June 1, 2012, ten-year Treasuries closed at an all-time low of 1.47%. Yields then moved higher as the month progressed due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on June 30, 2012, two-year Treasury yields were 0.33% and ten-year Treasury yields were 1.67%.

Q. How did the Fed respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. Looking back, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep the federal funds rateiv at a historically low range between zero and 0.25%, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period. Risk appetite was often robust over the first half of the period, due to some better-than-expected economic data and signs of progress in the European sovereign debt crisis. However, fears related to the situation in Europe caused a number of spread sectors to weaken in April. While the spread sectors posted positive absolute returns in April, they generally lagged equal-durationv Treasuries. Several of the riskiest spread sectors then performed poorly in May given a flight to quality that was triggered by escalating fears of contagion from Europe and some disappointing economic data in the U.S. The spread sectors then rallied in June as investor sentiment improved. For the six months ended June 30, 2012, the Barclays U.S. Aggregate Indexvi returned 2.37%.

Q. How did commercial mortgage-backed securities (“CMBS”) and residential mortgage-backed securities perform during the reporting period?

A. The returns of both CMBS and residential mortgage-backed securities

VI	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary (cont’d)

were challenged at times given periods of heighted risk aversion. However, both ultimately generated positive returns during the reporting period. Supporting these sectors were generally solid demand from investors as they looked to generate higher yields in the low interest rate environment. Over the six months ended June 30, 2012, CMBS, as measured by the Barclays CMBS Indexvii returned 4.35%. In contrast, residential mortgage-backed securities, as measured by the Barclays U.S. Mortgage-Backed Securities Indexviii returned 1.66% over the same period.

Performance review

For the six months ended June 30, 2012, Western Asset Mortgage Defined Opportunity Fund Inc. returned 17.24% based on its net asset value (“NAV”)ix and 17.99% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Indexx, returned 7.45% for the same period. The Lipper U.S. Mortgage Closed-End Funds Category Averagexi returned 8.33% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.90 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2012. Past performance is no guarantee of future results.

Performance Snapshot
as of June 30, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$21.35 (NAV)	17.24%†
$22.15 (Market Price)	17.99%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*	Total returns are based on changes in NAV or market price, respectively.

†

Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distribution in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡	Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “DMO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XDMOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll

Western Asset Mortgage Defined Opportunity Fund Inc.	VII

free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

July 27, 2012

RISKS: The Fund’s investments are subject to liquidity risk, credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in securities backed by subprime or distressed mortgages which involve a higher degree of risk and chance of loss. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is not guaranteed by the U.S. government, the U.S. Treasury or any government agency.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VIII	Western Asset Mortgage Defined Opportunity Fund Inc.

Investment commentary (cont’d)

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi           The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii        The Barclays CMBS Index measures the performance of the commercial mortgage-backed securities market.

viii     The Barclays U.S. Mortgage-Backed Securities Index is an unmanaged index composed of agency mortgage-backed pass-through securities, both fixed-rate and hybrid adjustable rate mortgages, issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation.

ix            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x               The BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset Backed Securities Index tracks the performance of U.S. dollar-denominated investment grade floating-rate asset-backed securities collateralized by home equity loans publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining to final stated maturity, a floating-rate coupon, and an original deal size for the collateral group of at least $250 million.

xi            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 11 funds in the Fund’s Lipper category.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s direct investments and the exposure to these markets that the Fund receives through its investment in the RLJ Western Asset Public/Private Master Fund, LP as of June 30, 2012 and December 31, 2011. This bar graph does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — June 30, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
MBS	— Mortgage-Backed Securities
MLFR	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — June 30, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
DMO	— Western Asset Mortgage Defined Opportunity Fund Inc.
MBS	— Mortgage-Backed Securities
MLFR	— BofA Merrill Lynch U.S. Floating Rate Home Equity Loan Asset-Backed Securities Index

4	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

June 30, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Mortgage-Backed Securities — 2.2%
Air 2 US, Notes	8.027%	10/1/19	$ 213,810	$ 216,482	(a)
Bayview Commercial Asset Trust, 2004-3 A1	0.615%	1/25/35	751,924	627,540	(a)(b)
Bayview Commercial Asset Trust, 2007-1 B1	0.915%	3/25/37	1,190,225	61,077	(a)(b)
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	550,418	(a)
Extended Stay America Trust, 2010-ESHA XB1, IO	1.368%	1/5/16	41,000,000	219,883	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.405%	4/25/20	9,782,937	678,153	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.836%	6/25/20	2,459,782	237,813	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.678%	8/25/20	8,045,712	684,493	(b)(c)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.690%	8/10/43	16,702,419	1,397,675	(a)(b)
GS Mortgage Securities Corp., IO	2.370%	2/10/21	8,790,441	211,045	(a)(b)
Total Commercial Mortgage-Backed Securities (Cost — $4,596,898)				4,884,579
Residential Mortgage-Backed Securities — 68.9%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	1,481,485	1,008,304
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,820,980	1,543,572
American Home Mortgage Assets, 2005-2 2A1A	3.074%	1/25/36	1,206,488	607,901	(b)
American Home Mortgage Investment Trust, 2005-1 6A	2.736%	6/25/45	169,782	142,222	(b)(c)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.695%	9/25/35	486,808	269,432	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 2A	1.045%	3/25/47	14,252,663	1,433,283	(b)
American Home Mortgage Investment Trust, 2007-A 4A	0.695%	7/25/46	608,065	171,559	(a)(b)
ARM Trust, 2005-05 1A1	2.957%	9/25/35	418,334	305,924	(b)(c)
ARM Trust, 2005-07 2A21	2.895%	10/25/35	1,040,000	705,916	(b)(c)
ARM Trust, 2005-10 1A21	2.831%	1/25/36	633,498	405,660	(b)(c)
ARM Trust, 2005-12 5A1	0.495%	3/25/36	530,115	267,166	(b)
ARM Trust, 2007-1 1A1	2.961%	3/25/37	773,631	459,328	(b)(c)
Banc of America Funding Corp., 2004-B 6A1	2.947%	12/20/34	1,048,028	548,001	(b)
Banc of America Funding Corp., 2004-C 3A1	2.889%	12/20/34	1,355,363	1,062,606	(b)(c)
Banc of America Funding Corp., 2006-5 4A5	6.000%	9/25/36	1,228,938	1,225,433	(c)
Banc of America Funding Corp., 2006-D 6A1	5.240%	5/20/36	2,442,721	1,550,926	(b)
Banc of America Funding Corp., 2006-F 1A1	2.624%	7/20/36	1,196,139	964,435	(b)(c)
Banc of America Funding Corp., 2006-H 3A1	5.928%	9/20/46	315,033	220,734	(b)(c)
Banc of America Funding Corp., 2007-A 2A1	0.404%	2/20/47	515,824	371,542	(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	5

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Banc of America Funding Corp., 2007-E CA9	5.884%	7/20/47	$ 4,124,476	$ 352,973	(b)
Bayview Financial Acquisition Trust, 2005-B M1	0.689%	4/28/39	3,490,000	2,723,189	(d)
Bayview Financial Acquisition Trust, 2007-A 2A	0.595%	5/28/37	2,473,821	998,929	(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.145%	3/25/37	3,855,196	2,274,566	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.395%	3/25/37	2,671,700	1,442,718	(a)(b)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.362%	4/25/34	244,977	244,347	(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.805%	4/25/35	282,811	212,896	(b)(c)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.651%	3/25/35	581,933	439,644	(b)(c)
Bear Stearns Alt-A Trust, 2005-4 24A1	2.949%	5/25/35	723,304	630,282	(b)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	5.274%	11/25/35	677,696	499,463	(b)(c)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.945%	3/25/36	2,546,409	1,278,346	(b)
Bear Stearns ARM Trust, 2005-1 2A1	2.883%	3/25/35	713,834	595,112	(b)(c)
Bear Stearns ARM Trust, 2005-6 1A1	2.752%	8/25/35	221,691	150,314	(b)(c)
Bear Stearns Asset Backed Securities Trust, 2003-SD2 1A	3.794%	6/25/43	105,517	102,330	(b)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.745%	9/25/34	230,519	164,736	(b)
Chase Mortgage Finance Corp., 2005-A2 1A5	2.782%	1/25/36	3,565,219	2,711,779	(b)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	484,368	449,655	(c)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.375%	4/25/47	368,337	190,007	(a)(b)(c)
Citibank N.A., 1987-B 1	9.000%	1/25/17	90,728	92,397	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.960%	12/25/35	501,346	255,023	(b)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.839%	7/25/36	912,627	463,050	(b)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.532%	5/25/37	748,554	362,983	(b)(c)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	3.613%	8/25/47	742,280	522,340	(b)(c)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.816%	5/25/35	652,930	354,009	(b)(c)
Countrywide Alternative Loan Trust, 2005-3CB 1A6, IO	6.905%	3/25/35	1,525,442	248,887	(b)
Countrywide Alternative Loan Trust, 2005-7CB 1A3, IO	6.355%	4/25/35	4,621,328	660,175	(b)
Countrywide Alternative Loan Trust, 2005-J08 2A1	5.000%	6/25/20	246,248	233,019	(c)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.745%	10/25/35	435,637	307,531	(b)(c)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	5.090%	5/25/36	1,388,409	773,994	(b)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	247,931	159,336	(c)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	1,667,291	1,361,015	(c)

See Notes to Financial Statements.

6	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Countrywide Home Loans, 2005-11 6A1	0.545%	3/25/35	$ 163,179	$ 99,643	(b)(c)
Countrywide Home Loans, 2005-18 A7	18.851%	10/25/35	77,449	83,984	(b)(c)
Countrywide Home Loans, 2006-HYB4 3B	5.129%	6/20/36	2,411,172	1,382,820	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.554%	11/25/34	499,236	278,890	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.565%	3/25/35	197,964	124,145	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.555%	3/25/35	484,302	294,344	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.545%	5/25/35	249,680	165,098	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	3.269%	2/20/36	437,317	282,661	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.655%	10/20/35	1,565,806	976,348	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-J2 3A10	47.902%	8/25/35	130,318	310,962	(b)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.605%	3/25/35	1,199,386	944,333	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	242,368	247,149	(a)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.495%	3/25/36	896,751	563,039	(b)(c)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	1,101,731	901,876	(c)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 12A1	5.250%	11/25/20	286,326	277,948	(c)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	2,405,410	2,140,178	(c)
Credit Suisse Mortgage Capital Certificates, 2009-5R 2A3	6.057%	7/26/49	4,000,000	2,002,482	(a)(b)(c)
Credit-Based Asset Servicing & Securitization LLC, 2004-CB2 M1	1.025%	7/25/33	777,640	576,962	(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2005-AR2 3A1	2.857%	10/25/35	2,187,989	1,179,971	(b)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	2.969%	2/25/36	524,302	309,917	(b)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.345%	8/25/37	791,895	515,336	(b)(c)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.242%	6/26/35	2,200,000	2,132,810	(a)(b)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.563%	3/19/45	1,025,281	310,868	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	7

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.453%	3/19/45	$ 706,301	$ 467,755	(b)(c)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.495%	8/25/35	1,861,594	1,405,787	(b)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1	6.250%	11/25/36	319,850	227,127	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.615%	2/25/37	678,405	344,666	(b)(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.621%	10/25/35	1,057,434	852,403	(b)(c)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.505%	10/25/45	784,183	491,744	(b)(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.455%	4/25/36	1,745,339	864,318	(b)
Greenpoint Mortgage Funding Trust, 2006-AR5 A1A	0.325%	10/25/46	11	11	(b)(c)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.581%	6/25/34	373,556	340,485	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.475%	2/25/35	372,878	291,777	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	214,405	218,187	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	155,114	161,056	(a)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.595%	1/25/35	473,533	371,532	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	826,372	834,109	(a)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	152,872	157,747	(a)
GSR Mortgage Loan Trust, 2005-3F 1A15	22.915%	3/25/35	132,843	152,525	(b)(c)
GSR Mortgage Loan Trust, 2005-AR3 3A1	3.038%	5/25/35	466,083	354,525	(b)(c)
GSR Mortgage Loan Trust, 2005-AR4 2A1	2.926%	7/25/35	675,938	491,464	(b)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.005%	10/25/35	289,678	204,876	(b)(c)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.305%	10/25/36	1,567,072	279,121	(b)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.405%	1/25/37	2,442,260	468,609	(b)
Harborview Mortgage Loan Trust, 2006-02	2.936%	2/25/36	87,631	49,558	(b)(c)
Harborview Mortgage Loan Trust, 2006-3 3A	5.595%	6/19/36	1,911,862	1,207,443	(b)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	5.173%	1/25/37	636,275	450,239	(b)(c)
IMPAC Secured Assets Corp., 2006-1 1A2B	0.445%	5/25/36	241,714	105,344	(b)(c)
IMPAC Secured Assets Corp., 2007-1 A2	0.405%	3/25/37	1,138,533	698,936	(b)(c)
Indymac Inda Mortgage Loan Trust, 2005-AR2 1A1	2.536%	1/25/36	250,268	195,498	(b)(c)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.593%	11/25/37	51,374	40,807	(b)(c)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.548%	1/25/35	189,627	146,068	(b)(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.819%	9/25/35	214,702	160,530	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.455%	5/25/46	579,837	362,757	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 3A1	2.949%	5/25/36	821,835	495,791	(b)(c)

See Notes to Financial Statements.

8	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	4.653%	3/25/36	$ 721,347	$ 377,476	(b)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	5.023%	6/25/36	1,223,326	976,335	(b)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.880%	6/25/36	791,463	445,714	(b)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.863%	9/25/36	2,794,742	1,032,582	(b)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	3.042%	5/25/37	3,674,442	2,039,767	(b)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.847%	8/25/37	500,109	346,942	(b)(c)
Jefferies & Co., 2009-R3 2A2	2.791%	11/26/34	4,040,045	2,292,726	(a)(b)(c)
Jefferies & Co., 2009-R6 6A2	2.661%	10/26/35	2,981,788	1,797,431	(a)(b)(c)
JP Morgan Mortgage Trust, 2005-A6 3A3	2.772%	9/25/35	1,100,000	730,430	(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	6.300%	9/25/36	1,150,000	431,374	(b)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,500,000	672,635	(b)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	5.763%	3/25/37	1,119,100	642,470	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,880,003	1,776,805
JPMorgan Mortgage Trust, 2006-S2 2A1	5.000%	7/25/36	173,388	162,152	(c)
JPMorgan Mortgage Trust, 2006-S2 2A2	5.875%	7/25/36	269,654	255,904	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	367,972	330,858	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	115,512	105,337	(c)
JPMorgan Mortgage Trust, 2007-S3 2A3	6.000%	8/25/22	107,903	103,344	(c)
Lehman Mortgage Trust, 2006-3 2A1	0.605%	7/25/36	5,681,558	2,064,974	(b)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.895%	7/25/36	6,415,339	1,442,425	(b)
Lehman XS Trust, 2005-9N 1A1	0.515%	2/25/36	2,029,153	1,141,357	(b)(c)
Lehman XS Trust, 2006-14N 3A2	0.365%	8/25/36	469,191	230,657	(b)
Lehman XS Trust, 2006-19 A4	0.415%	12/25/36	1,887,225	956,197	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	3.251%	10/25/34	279,179	237,007	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.656%	11/21/34	600,000	595,831	(b)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.333%	12/25/34	138,704	114,213	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2005-7 2A1	2.548%	9/25/35	172,743	122,929	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	4.572%	2/25/36	227,627	198,732	(b)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.455%	4/25/46	527,818	288,790	(b)(c)
MASTR Alternative Loans Trust, 2006-2 2A4, IO	6.905%	3/25/36	2,433,515	722,818	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	9

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	$ 23,145	$ 21,653	(a)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.276%	5/25/36	2,604,886	2,418,011	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.518%	2/25/35	650,000	568,968	(b)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	5.592%	3/25/36	145,272	84,487	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.799%	8/25/34	846,089	716,148	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	5.274%	9/25/35	81,868	57,738	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1A1	0.525%	2/25/36	2,164,329	1,163,938	(b)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.782%	2/25/36	19,686,408	2,432,561	(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.505%	3/25/36	731,329	377,384	(b)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.315%	6/25/36	439,916	166,875	(b)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	5.022%	11/25/37	2,585,567	1,614,689	(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	1,632,967	1,436,967	(a)
RAAC Series, 2006-RP2 M1	0.745%	2/25/37	10,000,000	2,458,295	(a)(b)
RAAC Series, 2006-RP3 A	0.515%	5/25/36	1,099,321	745,053	(a)(b)
RAAC Series, 2007-RP2 A	0.595%	2/25/46	538,361	318,167	(a)(b)
RAAC Series, 2007-RP3 A	0.625%	10/25/46	1,624,988	899,735	(a)(b)
Renaissance Home Equity Loan Trust, 2002-3 A	1.005%	12/25/32	2,542,120	1,748,855	(b)(d)
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.485%	8/25/36	800,000	375,616	(b)
Residential Accredit Loans Inc., 2006-QA1 A11	3.507%	1/25/36	1,122,516	636,186	(b)(c)
Residential Accredit Loans Inc., 2006-QA1 A31	6.055%	1/25/36	3,292,650	1,913,642	(b)
Residential Accredit Loans Inc., 2006-QA10 A2	0.425%	12/25/36	1,440,199	733,253	(b)
Residential Accredit Loans Inc., 2006-QA4 A	0.425%	5/25/36	723,909	387,809	(b)(c)
Residential Accredit Loans Inc., 2007-QA2 A1	0.375%	2/25/37	815,733	474,275	(b)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	161,965	168,718
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	426,686	457,111
Residential Asset Securitization Trust, 2005-A05 A1	0.545%	5/25/35	614,356	513,321	(b)(c)
Residential Asset Securitization Trust, 2005-A05 A2, IO	4.955%	5/25/35	2,026,576	177,113	(b)
Residential Asset Securitization Trust, 2005-A13 1A3	0.715%	10/25/35	372,851	241,633	(b)(c)

See Notes to Financial Statements.

10	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Residential Asset Securitization Trust, 2005-A13 1A4, IO	4.785%	10/25/35	$ 372,850	$ 54,845	(b)
Residential Asset Securitization Trust, 2006-A1 1A6	0.745%	4/25/36	2,616,872	1,412,576	(b)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.255%	4/25/36	2,616,872	442,907	(b)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	730,782	557,018	(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.899%	8/25/36	1,094,816	989,036	(b)
Residential Funding Securities LLC, 2003-RP2 A1	0.695%	6/25/33	51,698	48,676	(a)(b)
Structured Adjustable Rate Mortgage Loan Trust, 2007-1 2A3	5.301%	2/25/37	1,730,284	924,607	(b)
Structured ARM Loan Trust, 2004-07 A3	0.735%	6/25/34	254,848	198,894	(b)(c)
Structured ARM Loan Trust, 2004-16 1A2	2.792%	11/25/34	884,310	755,858	(b)(c)
Structured ARM Loan Trust, 2004-18 1A2	2.724%	12/25/34	937,641	708,190	(b)(c)
Structured ARM Loan Trust, 2005-01 1A1	2.808%	2/25/35	1,920,536	1,424,604	(b)
Structured ARM Loan Trust, 2005-04 1A1	2.820%	3/25/35	388,885	281,819	(b)(c)
Structured ARM Loan Trust, 2005-04 3A1	2.759%	3/25/35	156,963	132,412	(b)(c)
Structured ARM Loan Trust, 2005-04 5A	4.984%	3/25/35	758,824	661,181	(b)(c)
Structured ARM Loan Trust, 2005-07 1A3	2.801%	4/25/35	204,595	158,566	(b)(c)
Structured ARM Loan Trust, 2005-12 3A1	2.569%	6/25/35	245,875	187,422	(b)(c)
Structured ARM Loan Trust, 2005-15 1A1	2.644%	7/25/35	521,739	346,366	(b)(c)
Structured ARM Loan Trust, 2005-20 4A2	5.560%	10/25/35	3,481,244	902,150	(b)
Structured ARM Loan Trust, 2005-22 1A4	2.618%	12/25/35	2,151,620	941,201	(b)
Structured ARM Loan Trust, 2006-1 5A2	2.687%	2/25/36	550,000	383,667	(b)(c)
Structured ARM Loan Trust, 2006-4 4A1	5.431%	5/25/36	797,106	542,904	(b)(c)
Structured ARM Loan Trust, 2006-8 3A5	5.051%	9/25/36	2,470,000	1,531,230	(b)(c)
Structured ARM Loan Trust, 2007-5 2A2	5.140%	6/25/37	1,300,000	600,322	(b)
Structured ARM Loan Trust, 2007-7 1A1	0.545%	8/25/37	2,508,621	1,480,707	(b)
Structured Asset Investment Loan Trust, 2003-BC10 A4	1.245%	10/25/33	860,000	705,857	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.465%	5/25/46	895,317	334,929	(b)
Structured Asset Securities Corp., 1999-RF1 A	7.031%	10/15/28	1,187,307	1,146,702	(a)(b)
Structured Asset Securities Corp., 2003-37A 3A7	2.719%	12/25/33	869,246	814,547	(b)
Structured Asset Securities Corp., 2004-NP1 A	0.645%	9/25/33	370,011	321,251	(a)(b)(c)
Structured Asset Securities Corp., 2005-2XS 1A5B	4.650%	2/25/35	2,255,883	2,197,545
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	1,576,763	1,571,923
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	500,000	475,181	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.595%	3/25/35	137,554	109,240	(a)(b)(c)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	11

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
Structured Asset Securities Corp., 2005-RF2 A	0.595%	4/25/35	$ 131,418	$ 103,529	(a)(b)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.154%	9/25/37	1,197,940	1,137,270	(b)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.699%	10/20/35	226,473	219,831	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A3	2.699%	10/20/35	1,449,979	1,160,222	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A1	0.325%	1/25/37	418,723	225,583	(b)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.425%	1/25/37	986,573	535,661	(b)(c)
WaMu Alternative Mortgage Pass-Through Certificates, 2006-5 1A1	0.845%	7/25/36	268,868	125,336	(b)
WaMu Alternative Mortgage Pass-Through Certificates, 2007-3 A9, IO	6.415%	4/25/37	8,566,739	2,229,254	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.738%	7/25/44	165,378	125,683	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-07 1A6	47.352%	9/25/35	127,821	250,105	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.135%	11/25/35	221,690	323,126	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.145%	11/25/35	414,873	218,145	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A5	2.473%	5/25/35	1,030,000	980,601	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.473%	5/25/35	550,000	447,332	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.735%	10/25/45	681,815	360,093	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.458%	12/25/35	111,724	109,639	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR08 3A2	5.381%	8/25/36	287,439	239,601	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 1A2	2.510%	9/25/36	110,620	79,630	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.345%	12/25/36	890,374	483,049	(b)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	5.175%	12/25/36	711,910	517,795	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.674%	3/25/37	1,487,216	939,710	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.732%	3/25/37	280,901	227,275	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY6 1A1	3.671%	6/25/37	4,040,739	2,506,274	(b)

See Notes to Financial Statements.

12	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

June 30, 2012

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Residential Mortgage-Backed Securities — continued
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.678%	7/25/37	$ 300,216	$ 188,174	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	5.158%	7/25/37	540,203	380,654	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 1A	0.858%	3/25/47	467,284	272,424	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	2.413%	3/25/47	384,174	248,788	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.918%	4/25/47	1,743,337	1,058,382	(b)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.968%	7/25/47	4,188,519	2,605,514	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.667%	4/25/36	95,328	77,229	(b)(c)
Wells Fargo Mortgage Backed Securities Trust, 2007-8 2A6	6.000%	7/25/37	326,441	290,673	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR2 1A2	5.086%	9/27/35	1,800,000	1,437,583	(a)(b)
Total Residential Mortgage-Backed Securities (Cost — $153,295,314)				152,906,459
Asset-Backed Securities — 9.4%
Associates Manufactured Housing Pass-Through Certificates, 1997-1 B1	7.600%	6/15/28	402,784	437,067	(b)(e)
Credit-Based Asset Servicing & Securitization, 2005-CB4 M1	0.665%	8/25/35	2,000,000	1,413,078	(b)
Credit-Based Asset Servicing & Securitization LLC, 2006-MH1 M1	6.250%	10/25/36	500,000	485,768	(a)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	2,587,000	2,164,820	(a)
EMC Mortgage Loan Trust, 2002-AA A1	0.715%	5/25/39	261,511	219,897	(a)(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.985%	3/18/29	700,000	579,493	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	440,000	405,283
Greenpoint Manufactured Housing, 1999-3 2A2	3.641%	6/19/29	625,000	508,915	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	775,000	628,697	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.739%	2/20/32	500,000	380,902	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.739%	3/13/32	575,000	462,951	(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	1,206,138
Mid-State Trust, 2005-1 M2	7.079%	1/15/40	1,606,879	1,621,085
Opteum Mortgage Acceptance Corp., 2005-1 M3	0.815%	2/25/35	1,690,000	998,943	(b)
Option One Mortgage Loan Trust, 2001-4 A	0.845%	1/25/32	13,095	11,567	(b)
Origen Manufactured Housing, 2006-A A2	3.739%	10/15/37	2,700,000	1,782,000	(b)
Origen Manufactured Housing, 2007-A A2	3.739%	4/15/37	2,890,545	1,849,949	(b)
Pennsylvania Higher Education Assistance Agency, 2003-1 B1	2.420%	7/25/42	3,500,000	3,045,000	(b)

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	13

Western Asset Mortgage Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	$ 929,536	$ 884,379	(b)(c)
Structured Asset Securities Corp., 2006-GEL3 A2	0.475%	7/25/36	1,992,329	1,744,346	(a)(b)(c)
Total Asset-Backed Securities (Cost — $20,624,583)				20,830,278
PPIP Limited Partnership — 38.2%
RLJ Western Asset Public/Private Master Fund, LP (Cost — $87,678,053)	N/A	N/A	N/A	84,867,235	(e)(f)(g)
Collateralized Senior Loans — 1.0%
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
Chesapeake Energy Corp., Term Loan (Cost — $2,134,981)	—	12/1/17	2,200,000	2,183,500	(h)
Total Investments before Short-Term Investments (Cost — $268,329,829)				265,672,051
Short-Term Investments — 2.4%
Repurchase Agreements — 2.4%
State Street Bank & Trust Co. repurchase agreement dated 6/29/12; Proceeds at maturity — $5,283,004; (Fully collateralized by U.S. government obligations, 1.750% due 5/31/16; Market Value — $5,392,915) (Cost — $5,283,000)	0.010%	7/2/12	5,283,000	5,283,000
Total Investments — 122.1% (Cost — $273,612,829#)				270,955,051
Liabilities in Excess of Other Assets — (22.1)%				(49,098,417)
Total Net Assets — 100.0%				$221,856,634

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 7).
(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	Illiquid security.
(f)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(g)	Investment through RLJ Western Asset Public/Private Collector Fund, LP.
(h)	All or a portion of this loan is unfunded as of June 30, 2012.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

	ARM	— Adjustable Rate Mortgage
	IO	— Interest Only

See Notes to Financial Statements.

14	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2012

Assets:
Investments, at value (Cost — $185,934,776)	$186,087,816
PPIP Limited Partnership, at value (Cost — $87,678,053) (Note 1)	84,867,235
Cash	556
Interest receivable	887,103
Principal paydown receivable	34,507
Prepaid expenses	20,532
Total Assets	271,897,749

Liabilities:
Loan payable (Note 7)	44,500,000
Payable for open reverse repurchase agreements (Note 3)	2,982,279
Payable for securities purchased	2,134,000
Investment management fee payable	274,783
Interest payable (Notes 3 and 7)	40,679
Accrued expenses	109,374
Total Liabilities	50,041,115
Total Net Assets	$221,856,634

Net Assets:
Par value ($0.001 par value, 10,393,682 shares issued and outstanding; 100,000,000 shares authorized)	$10,394
Paid-in capital in excess of par value	197,557,520
Undistributed net investment income	11,452,387
Accumulated net realized gain on investments	15,494,111
Net unrealized depreciation on investments	(2,657,778)
Total Net Assets	$221,856,634

Shares Outstanding	10,393,682

Net Asset Value	$21.35

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	15

Statement of operations (unaudited)

For the Six Months Ended June 30, 2012

Investment Income:
Interest	$ 6,696,021
Income from PPIP Limited Partnership (Note 1)	5,590,138
Total Investment Income	12,286,159

Expenses:
Investment management fee (Note 2)	1,654,074
Interest expense (Notes 3 and 7)	329,995
Legal fees	104,598
Audit and tax	90,425
Shareholder reports	21,648
Directors’ fees	19,053
Transfer agent fees	14,335
Stock exchange listing fees	10,603
Fund accounting fees	10,117
Commitment fees (Note 7)	3,568
Insurance	2,883
Custody fees	1,567
Miscellaneous expenses	4,041
Total Expenses	2,266,907
Net Investment Income	10,019,252

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	2,890,116
Change in Net Unrealized Appreciation (Depreciation) From:
Investment transactions	9,146,218
Investment in PPIP Limited Partnership	11,569,799
Change in Net Unrealized Appreciation (Depreciation) from Investments	20,716,017
Net Gain on Investments	23,606,133
Increase in Net Assets from Operations	$33,625,385

See Notes to Financial Statements.

16	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended June 30, 2012 (unaudited) and the Year Ended December 31, 2011	2012	2011

Operations:
Net investment income	$ 10,019,252	$ 22,964,805
Net realized gain	2,890,116	7,008,131
Change in net unrealized appreciation (depreciation)	20,716,017	(40,922,346)
Increase (Decrease) in Net Assets From Operations	33,625,385	(10,949,410)

Distributions to Shareholders From (Note 1):
Net investment income	(9,348,004)	(19,914,163)
Decrease in Net Assets From Distributions to Shareholders	(9,348,004)	(19,914,163)

Fund Share Transactions:
Reinvestment of distributions (14,325 and 15,130 shares issued, respectively)	290,460	318,174
Increase in Net Assets From Fund Share Transactions	290,460	318,174
Increase (Decrease) in Net Assets	24,567,841	(30,545,399)

Net Assets:
Beginning of period	197,288,793	227,834,192
End of period*	$221,856,634	$197,288,793
* Includes undistributed net investment income of:	$11,452,387	$10,781,139

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	17

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2012

Increase (Decrease) in Cash: Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$33,625,385
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(13,034,851)
Proceeds from sales of portfolio securities	21,866,282
Net purchases, sales and maturities of short-term investments	(1,234,000)
Net amortization of premium (accretion of discount)	(4,278,704)
Decrease in interest receivable	25,309
Increase in prepaid expenses	(7,817)
Increase in paydown receivable	(7,117)
Increase in payable for securities purchased	2,134,000
Increase in investment management fee payable	3,420
Decrease in Directors’ fee payable	(438)
Decrease in interest payable	(56,852)
Decrease in accrued expenses	(401,522)
Net realized gain on investments	(2,890,116)
Change in unrealized depreciation of investments	(9,146,218)
Change in unrealized depreciation of PPIP Limited Partnership	(11,569,799)
Net Cash Provided by Operating Activities*	15,026,962

Cash Flows from Financing Activities:
Distributions paid on common stock	(11,133,415)
Increase in loan payable	44,500,000
Proceeds from reverse repurchase agreements	(48,393,569)
Net Cash Used in Financing Activities	(15,026,984)
Net Decrease in Cash	(22)
Cash at Beginning of Period	578
Cash at End of Period	$556

*  Included in operating expenses is cash of $386,847 paid for interest on borrowings .

See Notes to Financial Statements.

18	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2012[1]	2011	2010[2]

Net asset value, beginning of period	$19.01	$21.98	$19.06 [3]

Income (Loss) from operations:
Net investment income	0.96	2.21	1.77
Net realized and unrealized gain (loss)	2.28	(3.26)	2.27
Total income (loss) from operations	3.24	(1.05)	4.04

Less distributions from:
Net investment income	(0.90)	(1.92)	(1.12)
Total distributions	(0.90)	(1.92)	(1.12)
Net asset value, end of period	$21.35	$19.01	$21.98
Market price, end of period	$22.15	$19.61	$21.60
Total return, based on NAV[4,5]	17.24%	(5.07)%	21.81%
Total return, based on Market Price[6]	17.99%	(0.35)%	14.08%
Net assets, end of period (000s)	$221,857	$197,289	$227,834

Ratios to average net assets:
Gross expenses[7]	2.10%[8]	2.24%	2.04%[8]
Net expenses[7,9]	2.10 [8]	2.24	2.04 [8]
Net investment income	9.27 [8]	10.29	10.27 [8]

Portfolio turnover rate	5%	13%	18%
Loans Outstanding, End of Period (000s)	$44,500	—	—
Asset Coverage for Loan Outstanding	599%	—	—
Weighted Average Loan (000s)	$43,093	—	—
Weighted Average Interest Rate on Loans	1.11%	—	—

1                   For the six months ended June 30, 2012 (unaudited).

2                   For the period February 24, 2010 (commencement of operations) to December 31, 2010.

3                   Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

4                   Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5                   The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

6                   The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7                   Does not include expenses of PPIP Limited Partnership in which the Fund invests (Note 4).

8                   Annualized.

9                   The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009, and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022. The Fund invests at least 80% of its Managed Assets (total assets of the Fund plus any implicit leverage at the Master Fund (defined below) level attributable to the Fund’s investment in the Feeder Fund (defined below) in MBS directly, and indirectly by investing in the RLJ Western Asset Public/Private Collector Fund, LP (the “Feeder Fund”), which invests substantially all of its assets available for investment, alongside the U.S. Department of the Treasury (the “Treasury”), in the RLJ Western Asset Public/Private Master Fund, LP (the “Master Fund”) that has been organized to invest directly in MBS and other assets eligible for purchase under the Legacy Securities Public-Private Investment Program (“PPIP”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which

20	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	21

security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Commercial mortgage-backed securities	—	$ 4,884,579	—	$ 4,884,579
Residential mortgage-backed securities	—	152,906,459	—	152,906,459
Asset-backed securities	—	20,830,278	—	20,830,278
PPIP limited partnership	—	—	$84,867,235	84,867,235
Collateralized senior loans	—	2,183,500	—	2,183,500
Total long-term investments	—	$180,804,816	$84,867,235	$265,672,051
Short-term investments†	—	5,283,000	—	5,283,000
Total investments	—	$186,087,816	$84,867,235	$270,955,051

†  See Schedule of Investments for additional detailed categorizations.

22	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	PPIP Limited Partnership
Balance as of December 31, 2011	$69,367,168
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)[1]	11,569,799
Purchases	—
Sales	—
Undistributed earnings	3,930,268
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2012	$84,867,235
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012[1]	$11,569,799

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1                   This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	23

buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) PPIP investment. On March 23, 2009, the Treasury, in conjunction with the Federal Deposit Insurance Corporation and the Board of Governors of the United States Federal Reserve (the “Federal Reserve”), announced the creation of PPIP. PPIP calls for the creation of public private investment funds (“PPIP Limited Partnerships”), such as the Master Fund, through which privately raised capital and Treasury capital are pooled together to facilitate the purchase of PPIP Eligible Assets. PPIP Eligible Assets are those assets determined by the Treasury, from time to time, to be eligible for investment by the Master Fund. Eligible Assets currently include RMBS and CMBS issued prior to 2009 that were originally rated AAA or that received an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by actual mortgage loans, leases or other assets and not other securities (other than certain swap positions, as determined by the Treasury).

The Feeder Fund and Master Fund are Delaware limited partnerships formed to provide certain qualified institutional investors with access to PPIP. The Feeder Fund will participate in PPIP by investing all or substantially all of its assets available for investment, alongside the Treasury, in the Master Fund. The Feeder Fund’s investment objective is to generate attractive returns for investors through long term opportunistic investments in PPIP Eligible Assets. The Master Fund has an investment objective that is consistent with that of the Feeder Fund. The Fund’s interests in the Feeder Fund will be substantially identical to those of the other investors in the Feeder Fund in all material respects except with respect to fees payable in connection with PPIP. Investors in the Fund pay a management fee on the Fund’s Managed Assets, which includes total assets attributable to the Fund’s direct investments and its indirect investment in the leveraged Master Fund. The Feeder Fund invests all of its assets in the Master Fund. The Master Fund invests directly in a portfolio of PPIP Eligible Assets and borrows from the Treasury through a senior secured term loan facility. Neither the Feeder Fund nor the Master Fund is registered with the Securities and Exchange Commission as an investment company under the 1940 Act, and neither the Feeder Fund nor the Master Fund’s interests are registered under the Securities Act of 1933, as amended.

Pursuant to the terms of the partnership agreement governing the Feeder Fund, the Fund generally may not withdraw from the Feeder Fund, and the

24	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Fund may not, directly or indirectly, sell, assign, pledge, exchange or otherwise transfer its interest in the Feeder Fund, in whole or in part, without the prior written consent of the General Partner. As a result, the Fund’s investment in the Feeder Fund is illiquid.

The Master Fund will terminate on or around November 5, 2017 unless terminated earlier pursuant to certain conditions, also subject to extension at the discretion of the General Partner with the written consent of the Treasury for consecutive periods of up to one year each and up to a maximum of two years. Upon its termination, it is anticipated that the Master Fund (and in turn the Feeder Fund) will distribute substantially all of its net assets to its partners on a pro-rata basis.

On March 12, 2010 the Fund made a subscription for an investment into the Feeder Fund of $68,000,000, $51,000,000 of which was immediately drawn and invested into the Feeder Fund. The Fund made additional investments into the Feeder Fund of $6,800,000, $5,440,000 and $4,760,000 on April 27, 2010, May 20, 2010 and July 6, 2010, respectively. As of June 30, 2012, the Fund has a 12.52% ownership interest in the Feeder Fund and indirectly, 5.48% in the Master Fund through its investment in the Feeder Fund. Additionally, as of June 30, 2012, the Fund had no undrawn capital commitment to the Feeder Fund.

See Note 9 for Subsequent events.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

The Master Fund is expected to borrow money from the Treasury for investment purposes in an amount equal to approximately 50% of the Master Fund’s total assets immediately after giving effect to the borrowing (the “Treasury Debt Financing”). The Master Fund will bear the interest

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	25

expense and other financing costs arising out of its use of the Treasury Debt Financing. To the extent the Fund invests in the Master Fund, through its investment in the Feeder Fund, the Fund will be subject to the implicit risks (and potential benefits) of such leverage. The Fund will also bear its allocable share of the Master Fund’s cost of leverage. While such implicit leverage will not constitute actual borrowing of the Fund for purposes of the 1940 Act, in an effort to mitigate the overall risk of leverage, the Fund does not intend to incur additional direct leverage at the Fund level to the extent that its existing direct leverage at the Fund level and its implicit leverage through its investment in the Master Fund exceeds 33 1/3% of the Fund’s Managed Assets immediately after Borrowings and/or issuances Preferred Stock at the Fund level. “Managed Assets” means the Total Assets of the Fund plus any implicit leverage at the Master Fund level attributable to the Fund’s investment in the Feeder Fund.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Master Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

26	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	27

any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

PPIP makes distributions from net investment income to the Fund, if any, on a monthly basis. In the event that PPIP’s net investment income for the month exceeds its distribution, the difference will be recorded on the Fund’s books as income and offset by an increase to the cost of the PPIP investment. For the six months ended June 30, 2012, the Fund has recorded $5,590,138 in net investment income from PPIP.

(m) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $350,000 of Federal excise taxes attributable to calendar year 2011 in March 2012.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of June 30, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

28	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) and Western Asset Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Western Asset is also the investment advisor to the Feeder Fund and the Master Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.70% of the Fund’s daily Managed Assets that the subadviser allocates to Western Asset Limited to manage.

Wilshire Associates Incorporated (“Allocation Subadviser”) received an annual fee, payable monthly, from the Fund in an amount equal to 0.05% of the Fund’s average daily Managed Assets, subject to a minimum compensation guarantee between the Allocation Subadviser and LMPFA. The contract with the Allocation Subadviser expired on November 30, 2011, and the Allocation Subadviser did not receive further payments from the Fund after that date.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended June 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

Investments
Purchases	$13,034,851
Sales	21,866,282

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 11,625,058
Gross unrealized depreciation	(14,282,836)
Net unrealized depreciation	$ (2,657,778)

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	29

Transactions in reverse repurchase agreements for the Fund during the six months ended June 30, 2012 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$22,281,660	1.69%	$51,375,848

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.27% to 1.80% during the six months ended June 30, 2012. Interest expense incurred on reverse repurchase agreements totaled $188,941.

At June 30, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Principal & Interest of Reverse Repurchase Agreements at Maturity Date
Barclays	1.50%	6/29/2012	7/31/2012	$1,807,820	$1,810,224
CSFB	1.60%	6/29/2012	7/31/2012	1,174,459	1,176,130
				$2,982,279	$2,986,354

On June 30, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $4,472,044.

4. Summarized financial data — Master Fund (unaudited)

At June 30, 2012, the fair value of the Fund’s investment indirectly in the Master Fund through its investment in the Feeder Fund was $84,867,235. Summarized financial data for the Master Fund is presented in the following tables:

Statement of assets, liabilities and partners’ capital
June 30, 2012

Assets
Investments, at value (Cost — $2,701,925,265)	$2,631,317,428
Cash and cash equivalents	131,088,054
Other assets	10,987,096
Total Assets	$2,773,392,578
Liabilities and Partners’ Capital
Liabilities
Borrowings	$1,227,468,470
Other liabilities	8,760,996
Total Liabilities	1,236,229,466
Partners’ Capital	1,537,163,112
Total Liabilities and Partners’ Capital	$2,773,392,578

30	Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Statement of operations
For the six months ended June 30, 2012

Investment Income:
Interest income	$ 118,904,913
Expenses:
Interest expense	8,456,029
Operating expenses	1,227,245
Total Expenses	9,683,274
Net Investment Income	109,221,639
Realized Loss on Investments	(107,194)
Change in Unrealized Gain (Loss) on Investments	204,907,686
Net Gain on Investments	204,800,492
Net Increase in Partners’ Capital Resulting from Operations	$ 314,022,131

The return on the Fund’s investment in the Master Fund for the period ended June 30, 2012, was approximately 25%.

5. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended June 30, 2012, the Fund did not invest in any derivative instruments.

6. Distributions subsequent to June 30, 2012

On May 10, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.1500 per share, payable on June 29, 2012, July 27, 2012 and August 31, 2012 to shareholders of record on June 22, 2012, July 20, 2012 and August 24, 2012, respectively. The July and August record date distributions were made subsequent to the period end of this report.

On August 8, 2012, the Board declared three distributions, each in the amount of $0.1500 per share, payable on September 28, 2012, October 26, 2012 and November 30, 2012 to shareholders of record on September 21, 2012, October 19, 2012 and November 23, 2012, respectively. In addition, the Board declared a short-term capital gain distribution of $0.1042 per share and a long-term capital gain distribution of $0.0734 per share payable on September 28, 2012 to shareholders of record on September 21, 2012.

7. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $55,000,000. This agreement will terminate on March 14, 2013, but will renew everyday for a 270-day term unless notice to contrary is given to the Fund. The Fund pays a commitment fee up to an annual rate of 0.10% on the

Western Asset Mortgage Defined Opportunity Fund Inc. 2012 Semi-Annual Report	31

unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Interest expense related to the loan for the period ended June 30, 2012 was $141,054. For the period ended June 30, 2012, the Fund incurred commitment fees in the amount of $3,568. At June 30, 2012, the Fund had $44,500,000 of borrowings outstanding per the credit agreement. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the period ended June 30, 2012, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $43,092,593 and the weighted average interest rate was 1.11%.

8. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

9. Subsequent events

Subsequent to the reporting period on July 17, 2012, the Fund announced that Western Asset, the Fund’s subadviser and the Master Fund’s investment adviser, has advised the Fund that the Master Fund’s investment period, which could have extended to November 5, 2012, has been ended effective July 15, 2012 and that an orderly winding up of the Master Fund will be undertaken, all pursuant to an agreement with the Treasury. Western Asset has advised the Fund that it will continue to seek to maximize the value of the Master Fund’s assets, begin to return capital to investors, manage dispositions prudently, and plan and implement an ultimate winding up of the Master Fund.

Accordingly, the Fund will receive distributions from the Master Fund as assets pay down, mature, and are disposed of over time, which will in turn be invested directly in MBS in accordance with the Fund’s investment objectives. The Fund also anticipates utilizing direct borrowing to replace the implicit leverage it currently has as an investor in the Master Fund to effect its direct purchases of MBS. Also subsequent to the reporting period, on August 10, 2012, the Fund amended its credit facility with the current lender to allow it to borrow up to an aggregate amount of $112,000,000. There can be no assurance that the Fund will be able to renew this credit facility in the future or that the terms of the borrowings under any such facility will be similar to or more attractive than the terms of the loans from the Treasury to the Master Fund.

32	Western Asset Mortgage Defined Opportunity Fund Inc.

Additional shareholder information (unaudited)

Results of first annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. was held on April 27, 2012, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Leslie H. Gelb	9,381,829	115,586
R. Jay Gerken	9,430,952	66,463
William R. Hutchinson	9,428,849	68,566

At June 30, 2012, in addition to Leslie H. Gelb, R. Jay Gerken and William R. Hutchinson, the other Directors of the Fund were as follows:

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Riordan Roett
Jeswald W. Salacuse

Western Asset Mortgage Defined Opportunity Fund Inc.	33

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of

(a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or

(b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

34	Western Asset Mortgage Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the amendment or supplement is to be effective. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset
Mortgage Defined Opportunity Fund Inc.

Directors	Western Asset Mortgage Defined Opportunity Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eight Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, NY 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers		DMO
R. Jay Gerken	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
Richard F. Sennett	1 Lincoln Street
Principal Financial Officer	Boston, MA 02111
Ted P. Becker
Chief Compliance Officer	Transfer agent
Vanessa A. Williams	American Stock Transfer & Trust Company
Identity Theft Prevention Officer	59 Maiden Lane
Robert I. Frenkel	New York, NY 10038
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•  Personal information included on applications or other forms;

•  Account balances, transactions, and mutual fund holdings and positions;

•  Online account access user IDs, passwords, security challenge question responses; and

•  Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•  Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•  Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•  The Funds’ representatives such as legal counsel, accountants and auditors; and

•  Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Mortgage Defined Opportunity Fund Inc.

Western Asset Mortgage Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Mortgage Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX012835 8/12 SR12-1734

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b).	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective May 1, 2012, Paul Jablansky became a co-portfolio manager of the Fund.

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS
Paul Jablansky Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Co-portfolio manager of the fund;

Western Asset Management Company - Head of Structured Products, since 2011-

RBS Securities - Managing Director, Strategist, 2010-2011

400 Capital Management LLC - Chief Investment Officer, Co-Founder/Partner, 2009-2010

Banc of America Securities - Head of Structured Portfolios Group and Global Head of Principal Finance, 2003-2008

The following tables set forth certain additional information with respect to the above named fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of June 30, 2012.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund) for which the below named fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Paul Jablansky	3 registered investment companies with $1.1 billion in total assets under management	10 Other pooled investment vehicles with $5.8 billion in assets under management *	22 Other accounts with $2.6 billion in total assets under management

*              Includes 2 accounts managed, totaling $309 million, for which advisory fee is performance based.

Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named portfolio manager as of June 30, 2012.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
Paul Jablansky	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and,

ITEM 12.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	August 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	August 23, 2012

By:	/s/Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Mortgage Defined Opportunity Fund Inc.

Date:	August 23, 2012